Exhibit 10.3.15
SIXTH LOAN MODIFICATION AND EXTENSION AGREEMENT
THIS SIXTH LOAN MODIFICATION AND EXTENSION AGREEMENT (this “Agreement”) is effective as of October 11, 2024 (the “Effective Date”), by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, and Legacy Town Center Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”), KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (the “Guarantor,” and together with Borrowers, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (as hereinafter defined) (“Administrative Agent”), and each “Lender” set forth on the signature pages to this Agreement.
RECITALS:
WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Loan Agreement dated as of November 3, 2021, as amended by that certain Loan Modification and Extension Agreement dated as of November 8, 2023 and made effective as of November 3, 2023, as amended by that certain Second Loan Modification and Extension Agreement made effective as of November 17, 2023, as amended by that certain Third Loan Modification and Extension Agreement (the “Third Modification”) executed as of December 29, 2023 and made effective as of December 22, 2023, as amended by that certain Fourth Loan Modification and Extension Agreement effective as of February 6, 2024 (the “Fourth Modification”), and as amended by that certain Fifth Loan Modification and Extension Agreement effective as of July 15, 2024 (the “Fifth Modification”) (as amended, modified, supplemented or restated from time to time, the “Loan Agreement), by and among Administrative Agent, each of the lenders from time to time party thereto (each, a “Lender” and collectively, “Lenders”), and Borrowers, Lenders made a loan (the “Loan”) to Borrowers in the original maximum principal amount of $613,200,000;
WHEREAS, the Loan is evidenced by, among other things, one or more promissory notes executed by Borrowers and payable to the order of each Lender in the amount of each Lender’s Commitment and collectively in the maximum principal amount of the Loan (such promissory notes, as increased, extended, consolidated, amended, restated, replaced, substituted, supplemented or otherwise modified from time to time, collectively, the “Note”);
WHEREAS, pursuant to the terms of the Loan Agreement, the Loan matures on November 6, 2024;
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents (as hereinafter defined) are secured by, among other things, the Security

Instruments covering certain real property and improvements thereon, more particularly described in the Security Instruments (collectively, the “Property”);
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are guaranteed by Guarantor pursuant to an Amended and Restated Guaranty Agreement dated November 3, 2021 (as amended, supplemented, modified, restated, reaffirmed or renewed from time to time, the “Guaranty”);
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are hereinafter collectively called the “Obligations;” the Note, the Security Instruments, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents;” and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Administrative Agent and/or Lenders with respect thereto are hereinafter collectively called the “Liens;” and
WHEREAS, Preston Commons Borrower has entered into or substantially concurrently herewith is entering into a Purchase and Sale Agreement and Escrow Instructions with La Grange Acquisition, L.P., a Texas limited partnership (the “Preston Commons Purchaser”), substantially in the form of the draft of the Purchase and Sale Agreement and Escrow Instructions that has previously been made available to the Lenders and providing for the sale of the Preston Commons Property and a stated gross purchase price of $151,000,000 (the “Preston Commons Purchase Agreement”), and Borrowers desire to obtain the consent of the Lenders to (i) such sale transaction and to the release of the Preston Commons Security Instrument upon the consummation of such sale transaction and (ii) extensions of the Maturity Date and certain other amendments to the Loan Documents and forbearance agreements in order to accommodate such sale transaction.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders now agree to extend the maturity date of the Loan and to make certain other modifications, to the Loan Documents, all as more specifically set forth below.
1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth. Capitalized terms used herein but not defined shall have the meanings given to them in the Loan Agreement.
2.Extension of Maturity Date; Certain Waivers and Limited Forbearance related to the Preston Commons Purchase Agreement. Prior to the effectiveness of this Agreement, all of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the
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other Loan Documents, were due and payable in full on November 6, 2024, as it may be earlier accelerated in accordance with the terms of the Loan Agreement. Effective upon the satisfaction of conditions set forth in Section 9 of this Agreement:
(a)The following consents, waivers, extensions and agreements are effective:
(i)the Lenders hereby consent to the Preston Commons Purchase Agreement and the sale of the Preston Commons Property in accordance with the terms thereof and the conditions set forth in Section 3 below;
(ii)the stated Maturity Date is hereby extended to November 20, 2024 (or such earlier date to which the Obligations may be accelerated in accordance with the terms of the Loan Agreement, as amended hereby); and
(iii)the Lenders hereby agree to forbear, through November 20, 2024, from exercising remedies against the Preston Commons Property or otherwise restricting its sale pursuant to the terms of the Preston Commons Purchase Agreement or the release of the Preston Commons Property from the lien of the Preston Commons Security Instrument upon the consummation of such sale pursuant to the terms of this Agreement (the agreements of the Lenders contained in this Section 2(a)(iii), the “Limited Forbearance”).
(b)If the Preston Commons Purchaser fails to deliver a “Termination Notice” (as such term is defined in the Preston Commons Purchase Agreement) under the provisions of Section 4.3.3 of the Preston Commons Purchase Agreement prior to the expiration of the “Due Diligence Period” (as such term is defined in the Preston Commons Purchase Agreement) and provided that the Preston Commons Purchase Agreement is still then in effect (so that the earnest money deposit identified in the Preston Commons Purchase Agreement shall thereafter be nonrefundable in the event the sale of the Preston Commons Property pursuant to the Preston Commons Purchase Agreement is not consummated because of a Preston Commons Purchaser default thereunder), and Administrative Agent has received written evidence thereof reasonably satisfactory to Administrative Agent (which written evidence may consist of a written certification from Preston Commons Borrower and the escrow agent under the Preston Commons Purchase Agreement that the Due Diligence Period has expired and Preston Commons Borrower and the escrow agent, respectively, have not received any written notice from Preston Commons Purchaser that such entity has terminated the Preston Commons Purchase Agreement) on or before November 20, 2024, the stated Maturity Date shall be automatically extended to December 10, 2024 (or such earlier date to which the Obligations may be accelerated in accordance with the terms of the Loan Agreement, as amended hereby) and the term of the Limited Forbearance shall be automatically extended to December 10, 2024.
(c)If the sale of the Preston Commons Property pursuant to the Preston Commons Purchase Agreement is consummated (the “Preston Commons Closing”) on or before December 10, 2024, and the Approved Net Sale Proceeds (as defined below) and Loan-Related Costs and
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Expenses (as defined below) are paid to Administrative Agent upon such closing date in accordance with this Agreement and the payoff demand delivered by the Administrative Agent in accordance herewith, (i) the Lenders hereby authorize Administrative Agent to release the Lien (as defined in the Preston Commons Security Instrument), and Administrative Agent hereby agrees to release such Lien, of the Preston Commons Security Instrument and any other applicable financing statements or other Loan Documents creating a Lien upon the assets to be sold to the Preston Commons Purchaser pursuant to the Preston Commons Purchase Agreement, except as provided in Section 3(f) below, and (ii) the stated Maturity Date shall automatically be extended to January 23, 2025 (or such earlier date to which the Obligations may be accelerated in accordance with the terms of the Loan Agreement, as amended hereby).
Notwithstanding anything to the contrary in this Agreement, but subject to the Two Week Forbearance (as defined below), if the Preston Commons Purchase Agreement is canceled by the Preston Commons Purchaser or otherwise terminated after it is signed, then (i) such cancellation or termination shall be an immediate Default and (ii) the Limited Forbearance shall be of no further force or effect.
Borrowers acknowledge that, except as provided in this Agreement, they have no further options to extend the Maturity Date (and any prior extension options have been terminated).
3.Covenants regarding the Preston Commons Purchase Agreement; Payment and Application of Funds upon the Preston Commons Closing.
(a)Preston Commons Borrower acknowledges and agrees that the Preston Commons Purchase Agreement is a “Contract of Sale” as defined in the Preston Commons Security Instrument and is subject to the applicable terms of the Preston Commons Security Instrument related to a Contract of Sale. In furtherance thereof, Preston Commons Borrower hereby confirms the grant to Administrative Agent of a lien on and security interest in its right, title and interest in and to the Preston Commons Purchase Agreement (including without limitation all of Preston Commons Borrower’s rights, interests, claims, causes of action, remedies, entitlements, benefits and rights to payment of money) and all proceeds thereof, as security for the payment and performance of all of Borrowers’ obligations with respect to the Loan and the Loan Documents. In the event of any default by the Preston Commons Purchaser under the Preston Commons Purchase Agreement (or any other circumstance thereunder) with respect to which Preston Commons Borrower is entitled to receive the good faith deposit made by the Preston Commons Purchaser thereunder, Preston Commons Borrower hereby assigns its rights thereto to Administrative Agent; agrees that such amount shall be paid by the escrow agent directly to Administrative Agent, for remittance to the Lenders for application to the principal balance of the Loan; and shall deliver instructions to the escrow agent consistent herewith. Preston Commons Borrower agrees to (i) perform all material covenants, representations, terms, undertakings, obligations, warranties, and agreements of Preston Commons Borrower under the Preston Commons Purchase Agreement so as to prevent a default by Preston Commons Borrower thereunder , except to the extent Administrative Agent or Lender consent is required in connection
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with the performance thereof pursuant to this Agreement and no such consent is given; (ii) use commercially reasonable efforts to enforce, or secure the performance by the Preston Commons Purchaser of, the material covenants, representations, warranties, terms, obligations and agreements of the Preston Commons Purchaser contained in the Preston Commons Purchase Agreement; (iii) enforce and secure all remedies available to Preston Commons Borrower under the Preston Commons Purchase Agreement upon any material default by the Preston Commons Purchaser thereunder; (iv) give prompt notice to Administrative Agent and deliver to Administrative Agent complete copies of any notice of default delivered or received by Preston Commons Borrower under the Preston Commons Purchase Agreement; and (v) execute such additional instruments or assignments of Preston Commons Borrower’s rights under the Preston Commons Purchase Agreement (including, without limitation, instructions to the escrow agent with respect to the assignment of Preston Commons Borrower’s rights thereunder in favor of the Administrative Agent), in form and substance reasonably acceptable to Administrative Agent, as Administrative Agent may reasonably request in writing. Preston Commons Borrower further agrees, except with Administrative Agent’s prior written consent, not to create, suffer or permit any release, abatement or reduction of the material obligations and duties of the Preston Commons Purchaser or any material right of Preston Commons Borrower under the Preston Commons Purchase Agreement, or excuse any material delay or failure of performance of any of the material obligations, terms, covenants, agreements, undertakings, representations, or warranties of the Preston Commons Purchaser; or terminate, modify or amend the Preston Commons Purchase Agreement or in any manner release or discharge the Preston Commons Purchaser from any material obligations, covenants, conditions, terms, undertakings, representations, warranties or agreements to be performed by such party under the Preston Commons Purchase Agreement.
(b)Without limiting the foregoing, Preston Commons Borrower shall not enter into any modification of the Preston Commons Purchase Agreement that would extend the closing date thereunder, or result in a reduction of the gross cash purchase price or good faith deposit payable by the Preston Commons Purchaser without the prior written consent of Administrative Agent; provided that, if the reduction of the gross cash purchase price (whether individually or cumulatively when considered with all prior reductions) would exceed two percent (2%) of the $151,000,000 purchase price stated in the Preston Commons Purchase Agreement as initially entered into, or the reduction of the good faith deposit (whether individually or cumulatively when considered with all prior reductions) would exceed two percent (2%) of the $3,000,000 good faith deposit stated in the Preston Commons Purchase Agreement as initially entered into, then Preston Commons Borrower shall not enter into such modification of the Preston Commons Purchase Agreement without the prior written consent of all Lenders.
(c)Preston Commons Purchaser shall cause one hundred percent (100%) of the proceeds from the sale of the Preston Commons Property, as adjusted for Approved Closing Costs and Other Approved Adjustments, as hereinafter defined (such proceeds, as so adjusted, the “Approved Net Sale Proceeds”), to Administrative Agent upon the closing under the Preston Commons Purchase Agreement for remittance to the Lenders and application to the principal balance of the Loan. Preston Commons Borrower shall not enter into or deliver to the escrow agent
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for the Preston Commons Purchase Agreement any instructions for the consummation of the closing thereunder except in form and substance reasonably satisfactory to Administrative Agent and materially consistent with the terms of this Agreement.
(d)The Borrowers shall submit to Administrative Agent for approval, not less than three (3) Business Days prior to the closing under the Preston Commons Purchase Agreement, a substantially complete proposed draft settlement statement, and not less than one (1) Business Days prior to the closing under the Preston Commons Purchase Agreement, the proposed final settlement statement which, in each case, shall identify the normal and customary closing costs and expenses to be charged to Preston Commons Borrower as the seller (such costs and expenses, as approved by Administrative Agent in its reasonable discretion, including all Loan-Related Costs and Expenses (as defined below), “Approved Closing Costs”), and other normal and customary debits and charges to Preston Commons Borrower as seller, as offset by any customary credits reasonably approved by Administrative Agent for items such as prorations of taxes, operating expenses, prepaid rents, security deposits and capital costs associated with executed leases (the net amount of such charges, debits and credits, as approved by Administrative Agent, “Other Approved Adjustments”). Administrative Agent shall not withhold its approval to closing costs which are the responsibility of Preston Commons Borrower pursuant to the Preston Commons Purchase Agreement or for prorations required by the terms of the Preston Commons Purchase Agreement. The Approved Closing Costs and Other Approved Adjustments (i) shall not include any costs, fees or expenses that may be incurred in connection with any potential restructuring of the Loan; (ii) shall not include fees payable to Moelis & Co. or any other advisor or counsel to Borrowers (other than legal counsel representing Preston Commons Borrower in connection with the negotiation and consummation of the transaction under the Preston Commons Purchase Agreement); (iii) shall not include any disposition fees or other fees payable to KBS Capital Advisors, LLC (the “Manager”); and (iv) shall include the Exit Fee, as provided in Section 4 below.
(e)The Administrative Agent may condition the payoff demand that it delivers to the escrow agent for the consummation of the Preston Commons Purchase Agreement upon compliance with the terms set forth in Sections 3(c), 3(c) and 3(d) of this Agreement. Preston Commons Borrower hereby authorizes the Administrative Agent to communicate from time to time with the escrow agent concerning the status of the sale transaction and to request any information reasonably related thereto.
(f)Notwithstanding the obligation of the Administrative Agent to release of the Lien upon the Preston Commons Property in accordance with Section 2(c) above, the property released shall not include the rights of the Preston Commons Borrower under or referred to in the Contract of Sale that survive the closing of such sale, including the rights of the Preston Commons Borrower with respect to (i) rents that are uncollected and attributable to the period prior to the close of escrow thereunder, (ii) any tax protest for the 2023 and 2024 tax years (and with respect to tax refunds for the 2023 tax year and the prorated portion of the 2024 tax year that is allocable to the Preston Commons Borrower’s ownership period), (iii) any funds to which Preston Commons
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Borrower is entitled on account of the release of bonds, deposits, letters of credit, set aside letters or similar items, and (iv) any sums to which the Preston Commons Borrower is entitled on account of any post-closing proration true-up adjustments, and the Lien and rights of the Administrative Agent upon and with respect to such rents, tax protest, tax refunds, funds and other sums shall continue in effect (and are hereby reaffirmed by the Preston Commons Borrower) notwithstanding any release of the Security Instrument encumbering the Preston Commons Property. All of the foregoing sums, immediately upon receipt, shall be deposited into the Cash Sweep Collateral Account.
4.Exit Fee. Section 4 of the Fifth Modification is hereby amended and restated in its entirety as follows:
“4. Exit Fee. Borrowers shall pay to Administrative Agent, for the benefit of Lenders, an exit fee in the amount of $1,000,000 (the “Exit Fee”), which Exit Fee was earned as of February 6, 2024, but shall be due on the earliest to occur of (a) the Maturity Date, (b) the date on which the Preston Commons Closing occurs, (c) the date on which the Preston Commons Purchase Agreement is cancelled by the Preston Commons Purchaser or otherwise terminated after it is signed, and (d) repayment of the Loan in full.”
5.Waiver of Financial Covenants; Reporting. For all periods following the Effective Date, Section 5 of the Fifth Modification is hereby amended and restated in its entirety as follows:
“5. Waiver of Financial Covenants; Reporting. Administrative Agent and Lenders hereby waive (i) the requirement for the Properties to maintain an Ongoing Debt Service Coverage Ratio of not less than the Minimum Required Debt Service Coverage Ratio pursuant to Section 4.22 of the Loan Agreement through the Maturity Date, as extended pursuant to the Sixth Loan Modification and Extension Agreement effective as of October 11, 2024 (the “Sixth Modification”), and (ii) the requirement for Guarantor to satisfy the Net Worth covenant in Section 18 of the Guaranty for the period through the Maturity Date, as extended pursuant to the Sixth Modification. Notwithstanding the foregoing, Borrowers shall continue to provide quarterly compliance certificates as and when required by Section 4.8(f) of the Loan Agreement and Guarantor shall continue to provide Guarantor Covenant Compliance Certificates as and when required by Section 4.8(b) of the Loan Agreement; provided, however, the form of such compliance certificates may be modified to take into account the waivers provided for in this Section.”
6.Restructuring Milestones and Milestone Dates. Section 6 of the Fifth Modification (which amended and restated Sections 8(a), (c), (d), and (e) of the Fourth Modification) is hereby waived, and replaced with the following (collectively, the “Restructuring Milestones”):
(a)On or prior to October 22, 2024, Borrowers shall provide (which may be via e-mail) to Administrative Agent for distribution to the Lenders draft proposals, in each case, in the form of a non-binding term sheet, reasonably detailed to address all of the material terms necessary
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to effectuate a restructuring transaction, for (i) an out-of-court restructuring of the Loan and (ii) an in-court restructuring by means of a prepackaged or otherwise consensual proceeding under chapter 11 of the United States Bankruptcy Code that includes a request (including a cash flow budget for the anticipated duration of such proceeding and other applicable information) for a proposal for Administrative Agent and participating Lenders to provide debtor-in-possession financing in support of such proceeding (a “Lender DIP”). Such proposals shall include and be informed by a comprehensive cash flow analysis and plan for repayment of all indebtedness (including the Loan) of KBS Real Estate Investment Trust III, Inc. and its direct and indirect subsidiaries, which shall be in a format consistent with the cash flow analysis and plan submitted to the Administrative Agent in connection with the Restructuring Plan but shall reflect the current asset situation and the Borrowers’ and Guarantors’ current capital structure and expected future capital structure and path to achieve the proposed restructuring terms.
(b)On or prior to November 22, 2024, Borrowers shall agree to a customary mandate letter with Bank of America that will set forth (subject to further diligence review and credit approvals by the Administrative Agent and applicable Lenders, and final documentation) (i) out-of-court restructuring terms satisfactory to Borrowers, Guarantor, Administrative Agent and all Lenders in their respective sole discretion or (ii) in the alternative, in-court restructuring terms, including a restructuring support agreement which shall include a Lender DIP and be satisfactory to Borrowers, Guarantor, Administrative Agent and the Required Lenders in their respective sole discretion (the “Restructuring Terms”).
(c)On or prior to December 16, 2024, Borrowers shall provide (which may be via e-mail) draft restructuring documents consistent with the Restructuring Terms. With respect to the in-court restructuring terms, such draft documents shall include a plan, disclosure statement, confirmation order and other applicable ancillary documents for the implementation of such terms.
(d)On or prior to January 23, 2025, as applicable, (a) Borrowers, Administrative Agent and all Lenders shall have executed out-of-court restructuring documents satisfactory to Borrowers, Guarantor, Administrative Agent and all Lenders in their respective sole discretion or (b) Borrowers, the Guarantor, Administrative Agent and the Required Lenders shall have agreed to final form documents for restructuring by a prepackaged or other consensual proceeding under chapter 11 and a Lender DIP.
Failure of any of the foregoing milestones to be achieved shall be an immediate Default, without any requirement of notice or opportunity to cure, time being of the essence. Without limiting the foregoing, if Borrowers deliver to Administrative Agent a written request for confirmation that the milestones in subsection (a), (b), (c) or (d) above have been satisfied, then within seven (7) Business Days of Administrative Agent’s receipt of such written request, Administrative Agent will confirm in a written response to Borrowers whether or not the applicable milestone has been satisfied.
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Any restructuring of the Loan (if any) as contemplated in the Restructuring Milestones shall be independent of and not a condition to the provisions of this Agreement related to the sale of the Preston Commons Property. Borrowers acknowledge that the amount available for reborrowing (if any) under any restructuring shall be determined based on additional review by Administrative Agent and the Lenders of the capital requirements of Borrowers, and that nothing contained in this Agreement or in the Loan Documents shall obligate Borrowers, the Guarantor, Administrative Agent or any Lender to accept or approve any restructuring terms or restructuring documents whether for an out-of-court or in-court restructuring, except on terms that are satisfactory to Borrowers, Guarantor, Administrative Agent and each such Lender in its respective sole and absolute discretion. All discussions and other communications related to restructuring terms or restructuring documents shall be subject to the terms set forth in the letter dated October 17, 2023, from the Administrative Agent and accepted and agreed to by the Borrowers and Guarantor (the “Pre-Discussion Agreement”).
7.Fair Value Acknowledgment. Administrative Agent and the Lenders agree that, if the Preston Commons Property is sold in accordance with the Preston Commons Purchase Agreement and this Agreement for the gross price stated in the Preston Commons Purchase Agreement (as it may be adjusted in compliance with the provisions of Section 3(b) of this Agreement), then the Preston Commons Property will have been sold for at least its fair market value.
8.Two Week Forbearance. Provided that Borrowers are in compliance with the Restructuring Milestones, Administrative Agent and the Lenders hereby agree to forbear from accelerating the maturity of the Loan, from demanding payment by Borrowers or Guarantor, from commencing litigation for a receivership or foreclosure of any Security Instrument, and from commencing non-judicial foreclosure under any Security Instrument, in each case for a period (but in no event extending beyond the then-current Maturity Date) that is the earlier to expire of (a) the period of two (2) weeks following the occurrence of a Default arising as a result of the termination or cancellation of the Preston Commons Purchase Agreement (provided that such two (2) week period shall not apply in the event of a termination or cancellation as a result of a default by the applicable Borrower as the seller thereunder) and (b) the period following the occurrence of any Default as provided in Section 7.1(s), (u) or (v) of the Loan Agreement that is the lesser of two (2) weeks or such shorter period of time for which the applicable lender under the applicable credit facility or loan referred to in Section 7.1(s), (u) or (v) of the Loan Agreement has agreed in writing to forbear with respect to the exercise of remedies with respect to its claim referred to therein (and which shall be no period of time if such lender has not agreed to such forbearance), provided that, in each such case, no other Default (other than those described in clause (a) or clause (b)) then exists or occurs thereafter. Such agreement to forbear shall only limit the rights of Administrative Agent and the Lenders to accelerate the maturity of the Loan, demand payment, commence litigation for a receivership or foreclosure, or commence non-judicial foreclosure as described above, and shall not limit any other right or remedy (including, without limitation, the right to require interest to accrue at the Default Rate, the right to make any protective advance, the right to give notice of default, the right to apply cash collateral or proceeds as permitted under the Loan Documents when a Default exists, or the right to grant approvals under circumstances where such
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right only applies because a Default exists). The foregoing forbearance undertaking is referred to herein as the “Two Week Forbearance.”
9.Conditions Precedent to Closing. The obligation of Administrative Agent and Lenders to enter into this Agreement is subject to the satisfaction of the following conditions precedent:
(a)Administrative Agent’s receipt of this Agreement duly executed by all Lenders, Borrowers and Guarantor;
(b)Borrowers shall have paid Administrative Agent, for the ratable benefit of the Lenders, a non-refundable work fee in the amount of $250,000;
(c)Borrowers shall have delivered, or substantially concurrently with the effectiveness of this Agreement, shall deliver, a true, correct and complete copy of the executed Preston Commons Purchase Agreement to the Administrative Agent for distribution to the Lenders;
(d)Borrowers shall have delivered to Administrative Agent evidence reasonably satisfactory to Administrative Agent that the disposition fees payable to the Manager with respect to the sale of the Preston Commons Property shall be reduced to $500,000 and payment of such disposition fees shall be deferred to December 1, 2025;
(e)Borrowers shall have delivered resolutions authorizing the Preston Commons Purchase Agreement and this Agreement, and secretary’s certificates (including incumbency certificates), in form and substance satisfactory to Administrative Agent;
(f)Administrative Agent and the Lenders shall have completed all applicable flood hazard reviews necessary in connection with this Agreement; and
(g)Borrowers shall have paid all out-of-pocket costs and expenses of Administrative Agent related to the Loan, the Loan Agreement or this Agreement, including but not limited to all legal fees and disbursements and other advisor fees, in each case, to the extent invoiced at least two (2) Business Days prior to the effectiveness of this Agreement.
Any additional all out-of-pocket costs and expenses of Administrative Agent related to the Loan, the Loan Agreement or this Agreement, including but not limited to all legal fees and disbursements and other advisor fees incurred between the execution of this Agreement and the closing under the Preston Commons Purchase Agreement (such fees and disbursements, together with the Exit Fee, being referred to herein as the “Loan-Related Costs and Expenses”) shall be paid to Administrative Agent from the proceeds of the sale as Approved Closing Costs.
10.Balance. As of the Effective Date, the aggregate outstanding principal balance of the Note is $601,288,000.00.
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11.Borrowers’ Representations and Warranties. Each Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents to be true, accurate and correct in all material respects as of the date of this Agreement to the extent such representations and warranties are not matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Loan Agreement that do not otherwise constitute a Default thereunder, including, without limitation, the execution of new Leases or new contracts that are not prohibited by the terms of the Loan Agreement or any other Loan Document. Each Borrower further represents and warrants that as of the Effective Date (a) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; (b) to each Borrower’s knowledge, no Default or Potential Default has occurred and is continuing; (c) each Borrower is a limited liability company which is duly organized and validly existing under the laws of the State of Delaware; (d) there have been no material changes in formation documents of any Borrower since the inception of the Loan; (e) the execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under, any mortgage, loan agreement, indenture or other contract or agreement to which any Borrower is a party or by which any Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which any Borrower or any Property is subject; (f) this Agreement constitutes the legal, valid and binding obligations of each Borrower enforceable in accordance with its terms; (g) the execution and delivery of, and performance under, this Agreement are within each Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of any Borrower’s articles of organization or operating agreement or of any indenture, agreement or undertaking to which any Borrower is a party or by which it is bound.
12.Release.
(a)Borrowers and Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against Administrative Agent, Lenders and their respective successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Security Instruments which accrued prior to the date hereof, including, but not limited to, any claim that Administrative Agent or any Lender (i) breached any obligation to Borrowers and/or Guarantor in connection with the Loan, (ii) was or is in any way involved with Borrowers and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (iii) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (iv) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrowers, Guarantor or any third party or parties in favor of Administrative Agent or any Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon Borrowers and Guarantor and each of their
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respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders and their respective successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, the present and former officers, directors, employees, agents and attorneys of Administrative Agent and each Lender.
(b)Borrowers and Guarantor each agree and acknowledge that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agree that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.
(c)Borrowers and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:
Section 1542. (General Release – Claims Extinguished.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Borrowers and Guarantor each expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Borrowers and Guarantor have executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.
13.Course of Dealing; Reservation of Rights. Administrative Agent, Lenders and Obligors hereby acknowledge and agree that:
(a)At no time shall any prior or subsequent course of conduct by Obligors, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrowers under any Loan Document or any amendment to any term or condition of any Loan Document. Without limiting the generality of the preceding sentence, the Obligors acknowledge and agree that the existence of the Cash Sweep Collateral Account and Borrower’s obligation to deposit funds therein at a time or at times after the Maturity Date shall not imply that the term of the Loan is or will be extended beyond the Maturity Date, as extended hereby. Administrative Agent and Lenders have no obligation to, and may not, extend the term of the Loan beyond the Maturity Date as extended hereby. The Obligors will not take any action or decline to or forbear from taking any action in reliance on an extension or modification of the Maturity Date that may not occur.
Sixth Loan Modification and Extension Agreement

(b)This Agreement does not alter, impair or affect in any fashion (or evidence the intent of any party to alter, impair or affect in any fashion) any and all past, present, and future claims, causes of action, damages, demands, costs, and other liabilities of any kind, direct or indirect, known or unknown, foreseen or unforeseen, which Administrative Agent or the Lenders (or any of them individually), or any of their respective officers, successors, assigns, or representatives, now has or may have in the future against any Obligor or their respective members, partners, agents, employees, representatives, affiliates, successors, and assigns, and all persons acting by through, under, or under the control of any of the foregoing which relate to, arise from, or are connected with the Loans, in each case, except for the modifications to the Loan Agreement that are expressly provided in this Agreement. Except as expressly provided in this Agreement, Administrative Agent and the Lenders reserve all rights and remedies against the Obligors, and all other pre-existing terms and conditions of the Loan Agreement and other Loan Documents shall remain in full force and effect.
(c)Upon its effectiveness, this Agreement shall constitute a “definitive written agreement” under the Pre-Discussion Agreement. All other prior and subsequent discussions between the Obligors, Administrative Agent and the Lenders shall be subject to the Pre-Discussion Agreement, to the extent set forth therein.
14.Renewal; Lien Continuation; No Novation. Borrowers hereby reaffirm the Obligations and promise to pay and perform all Obligations in accordance with the Loan Documents (as expressly modified by this Agreement). The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Loan Documents, the Obligations or the Liens, except for the modifications to the Loan Agreement that are expressly provided for in this Agreement. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.
15.Default. A default under this Agreement shall constitute a Default under the Note and other Loan Documents, subject to any applicable notice and cure or grace period expressly set forth in the Loan Documents. For avoidance of doubt, this Agreement is a Loan Document.
16.Miscellaneous. To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the State of California and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.
Sixth Loan Modification and Extension Agreement

17.Reaffirmation of Guaranty. Guarantor, by signature below as such, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with Administrative Agent and Lenders that the Guaranty is and shall continue in full force and effect for the benefit of Administrative Agent and Lenders with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims, counterclaims, cross-claims or defenses of Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects, in each case, except as expressly modified in Section 5 of this Agreement. Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a Default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Administrative Agent and Lenders would not execute this Agreement or otherwise consent to its terms.
18.Electronic Signatures. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Borrowers and Guarantor hereby agree that as soon as reasonably possible, Borrowers and Guarantor will provide an original of this Agreement to Administrative Agent that will include the wet signatures of Borrowers and Guarantor next to any Electronic Signatures.
19.Limited Recourse Provision. Neither Administrative Agent nor any Lender shall have any recourse against, nor shall there be any personal liability to, the members, shareholders, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower with respect to the obligations of any Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s and each Lender’s right to exercise any rights or remedies against any collateral securing the Loan.
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Sixth Loan Modification and Extension Agreement

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the day and year first hereinabove written.
ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By:    /s/ Paul Kim
Paul Kim
Senior Vice President
Signature Page – Sixth Loan Modification and Extension Agreement

BORROWERS:
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Sixth Loan Modification and Extension Agreement

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Sixth Loan Modification and Extension Agreement

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Sixth Loan Modification and Extension Agreement

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Sixth Loan Modification and Extension Agreement

KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Sixth Loan Modification and Extension Agreement

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Sixth Loan Modification and Extension Agreement

GUARANTOR:
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Sixth Loan Modification and Extension Agreement

LENDERS:
BANK OF AMERICA, N.A.,
a national banking association
By:     /s/ Paul Kim
Paul Kim
Senior Vice President
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WELLS FARGO BANK, NATIONAL ASSOCIATION
By:     /s/ Cole P. Zehnder
Name:    Cole P. Zehnder
Title:    Executive Director
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U.S. BANK, NATIONAL ASSOCIATION,
A national banking association
By:     /s/ Claudia Marciniak
Name:    Claudia Marciniak
Title:    Senior Vice President
Signature Page – Sixth Loan Modification and Extension Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
a national banking association
By:     /s/ Howard M. Guidry
Name:    Howard M. Guidry
Title:    Senior Vice President
Signature Page – Sixth Loan Modification and Extension Agreement

PNC BANK, NATIONAL ASSOCIATION,
a national banking association
By:     /s/ Damon Smith
Name:    Damon Smith
Title:    Senior Vice President
Signature Page – Sixth Loan Modification and Extension Agreement

REGIONS BANK,
an Alabama banking corporation
By:     /s/ Mark A. Mushinski
Name:    Mark A. Mushinski
Title:    Senior Vice President
Signature Page – Sixth Loan Modification and Extension Agreement

ZIONS BANCORPORATION, N.A.,
DBA CALIFORNIA BANK & TRUST
By:     /s/ Aegea Lee
Name:    Aegea Lee
Title:    Executive Vice President
Signature Page – Sixth Loan Modification and Extension Agreement